UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2018

INTERSECTIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50580	54-1956515
(Commission File Number)	(IRS Employer Identification No.)

3901 Stonecroft Boulevard

Chantilly, Virginia 20151

(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.05 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On November 28, 2018, Intersections Inc. (“Intersections” or the “Company”) entered into Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”) with WC SACD One Parent, Inc., a Delaware corporation (“Parent”), and WC SACD One Merger Sub, Inc., a Delaware corporation (“Purchaser”) and wholly-owned subsidiary of Parent. The Amendment amends the Agreement and Plan of Merger, dated as of October 31, 2018, among the Company, Parent and Merger Sub (as amended by the Amendment, the “Merger Agreement”), to clarify that any Shares (as defined therein) issuable upon conversion of the Senior Secured Convertible Notes in the aggregate amount of $34 million, that were issued pursuant to the Note Purchase and Exchange Agreement, dated October 31, 2018, by and among the Company and the investors identified on Annex I thereto, will be disregarded for purposes of calculating the Minimum Condition (as defined therein).

Other than as expressly modified pursuant to the Amendment, the Merger Agreement remains in full force and effect as originally executed on October 31, 2018. The foregoing descriptions of the Amendment, the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.1 hereto and the terms of which are incorporated herein by reference, and of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) by the Company on November 6, 2018, and is incorporated herein by reference.

Item 8.01.	Other Events

On November 29, 2018, WC SACD One, Inc., a newly formed joint venture entity of iSubscribed Inc. (“iSubscribed”), WndrCo Holdings, LLC (“WndrCo”), General Catalyst Group IX, L.P., and GC Entrepreneurs Fund IX, L.P. (together with General Catalyst Group IX, L.P., the “GC Funds”), issued a press release announcing the commencement of the Offer (as defined in the Merger Agreement) by Purchaser.

Notice to Investors and Security Holders

This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. A solicitation and offer to buy Shares of Intersections will be made only pursuant to an offer to purchase and related materials that Purchaser files with the SEC. Purchaser has filed with the SEC a Tender Offer Statement on Schedule TO, together with exhibits furnishing certain additional information with respect to the tender offer, and may file amendments thereto. Purchaser and certain other parties have also filed a Transaction Statement on Schedule 13E-3 (including exhibits) furnishing certain additional information. In addition, Intersections has filed with the SEC a Solicitation/ Recommendation Statement on Schedule 14D-9 as well as a Transaction Statement on Schedule 13E-3, together with exhibits, setting forth the recommendation of Intersections’ board of directors with respect to the tender offer and the reasons for such recommendation and furnishing certain additional information. INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE TENDER OFFER STATEMENT ON SCHEDULE TO (INCLUDING THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), THE SOLICITATION / RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE TRANSACTION STATEMENTS ON SCHEDULE 13E-3, IN EACH CASE, AS THEY MAY BE AMENDED FROM TIME TO TIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, WHICH STOCKHOLDERS AND OTHER INVESTORS SHOULD READ CAREFULLY BEFORE THEY MAKE ANY INVESTMENT DECISION WITH RESPECT TO THE TENDER OFFER. The Tender Offer Statement on Schedule TO, the Solicitation / Recommendation Statement on Schedule 14D-9 and the Transaction Statements on Schedule 13E-3 are being sent to, and will be available, free of charge to Intersections’ stockholders. Such materials (and all other documents filed with the SEC) will be available at no charge on the SEC’s website: www.sec.gov. or by directing requests for copies to D.F. King & Co., Inc.

Forward-Looking Statements

This communication contains forward-looking statements in addition to historical information. When used in this communication, the words “can,” “will,” “intends,” “expects,” “believes,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. All statements that address activities, events or developments that the Company, iSubscribed, the GC Funds and/or WndrCo intend, expect or believe may occur in the future are forward-looking statements. These forward-looking statements may relate to such matters as business strategy, goals and expectations concerning the acquisition (including the anticipated timing of consummation of the acquisition), future operations, future performance or results.

The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward looking statements: (i) uncertainties as to the timing of the closing of the tender offer and the subsequent merger; (ii) the risk that the tender offer may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of Intersections stockholders tendering their Shares in the tender offer; (iv) the possibility that competing offers or acquisition proposals for Intersections will be made; (v) the possibility that any or all of the various conditions to the consummation of the tender offer or the subsequent merger may not be satisfied or waived, including the failure to receive a majority of the Shares held by unaffiliated stockholders of Intersections in the tender offer; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require Intersections to pay a termination fee or other expenses; (vii) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Intersections’ ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from Intersections’ ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; and (x) other factors as set forth from time to time in Intersections’ filings with the SEC, including without limitation its Form 10-K for the fiscal year ended December 31, 2017 and any subsequently filed Form 10-Qs. These factors, risks and uncertainties, as well as other risks and uncertainties that could cause actual results to differ materially from those contemplated, expressed, projected, anticipated or implied in the forward-looking statements are described in greater detail in the tender offer documents filed with the SEC by Purchaser and the solicitation and recommendation statement on Schedule 14D-9 filed by Intersections and other filings made by the parties from time to time with the SEC or materials incorporated herein or therein. Any forward-looking statements in this Form 8-K speak only as of the date hereof. Factors or events that affect the transactions or could cause Intersections’ actual results to differ may occur from time to time, and it is not possible to predict all of them. None of the Company, WC SACD, Parent, Purchaser, iSubscribed, WndrCo or the GC Funds undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 28, 2018, by and among WC SACD One Parent, Inc., WC SACD One Merger Sub, Inc. and Intersections Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2018

INTERSECTIONS INC.

By:	/s/ Ronald L. Barden
Name:	Ronald L. Barden
Title:	Chief Financial Officer